Summary Prospectus 2010 Marshall Intermediate Tax-Free Fund

December 29, 2010	Class I MIITX	Class Y MITFX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.marshallfunds.com. You can also get this information at no cost by calling 1-800-236-FUND (3863) or by sending an e-mail request to marshallfunds.service@micorp.com or by asking your broker/dealer, investment professional or financial institution. The Fund’s Prospectus and Statement of Additional Information, both dated December 29, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective:

To provide a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.30%	0.30%
Distribution (12b-1) Fees	None	None
Other Expenses(2)	0.46%	0.41%
Acquired Fund Fees and Expenses(3)	0.01%	0.01%
Total Annual Fund Operating Expenses	0.77%	0.72%
Fee Waiver and Expense Reimbursement(4)	0.21%	0.21%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(4)	0.56%	0.51%

(1)	The Fund’s management fee information in the fee table has been restated. Effective December 27, 2010, the Fund’s management fee was reduced from 0.60% to 0.30%.

(2)	Class Y’s expense information in the fee table has been restated to reflect that effective September 1, 2010, the Fund no longer pays recordkeeping fees to Marshall & Ilsley Trust Company N.A. (M&I Trust). Other Expenses for Class I are based on estimated amounts for the current fiscal year.

(3)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies (each, an “Acquired Fund”). Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(4)	M&I Investment Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.55% for Class Y and 0.50% for Class I through December 31, 2011. The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and/or reimburse expenses through December 31, 2011. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$57	$52
3 Years	$225	$209
5 Years	$407	$380
10 Years	$935	$875

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in municipal securities, the income from which is exempt from federal income tax (including the federal alternative minimum tax (AMT)). Fund investments include municipal securities with a minimum rating in the lowest investment grade category (i.e., rated BBB or Baa, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase. Municipal securities include debt obligations of states, territories and possessions of the U.S. and political subdivisions and financing authorities of

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these entities that provide income exempt from federal income tax (including federal AMT). The Adviser selects Fund investments after assessing factors such as the cyclical trend in interest rates, the shape of the municipal yield curve, tax rates, sector valuation and municipal bond supply factors. The Fund normally maintains an average dollar-weighted effective maturity of three to ten years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated BBB or Baa have speculative characteristics.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Municipal Securities Risks. Certain types of municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that the interest on an otherwise tax-exempt municipal security may be subject to federal income tax.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Fund’s managers will produce the desired results.

Sector Risks. The Fund may invest its assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation and utilities. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Performance information for Class I shares is not shown because the Class does not have a full calendar year of performance. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.marshallfunds.com.

Class Y—Annual Total Returns (calendar years 2000-2009)

The return for the Class Y shares of the Fund from January 1, 2010 through September 30, 2010 was 6.40%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2009	5.58%
Worst quarter	9/30/2008	(2.08)%

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Average Annual Total Returns through 12/31/09

	1 Year	5 Year	10 Year
Class Y
Return Before Taxes	12.86%	4.37%	5.09%
Return After Taxes on Distributions	12.82%	4.21%	5.01%
Return After Taxes on Distributions and Sale of Fund Shares	9.88%	4.22%	4.92%
BMB 1-15 (reflects no deduction for fees, expenses or taxes)	8.87%	4.39%	5.42%
LIMDI (reflects deduction of fees and no deduction for sales charges or taxes)	11.36%	3.54%	4.66%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans.

The Barclays Capital Municipal Bond 1-15 Year Blend Index (BMB 1-15) is the 1-15 year Blend component of the Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa and a range of maturities between 1 and 17 years.

The Lipper Intermediate Municipal Debt Funds Index (LIMDI) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. M&I Investment Management Corp.

Portfolio Managers. John D. Boritzke and Duane A. McAllister co-manage the Fund. Mr. Boritzke, a Senior Vice President and a Portfolio Manager of the Adviser, has managed the Fund since its inception in 1994 and has been employed by the Adviser since November 1983. Mr. McAllister, a Vice President and a Portfolio Manager of the Adviser, has co-managed the Fund since June 2007 and has been employed with the Adviser since 2007.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion. Call your broker/dealer, investment professional or financial institution for any additional limitations. For Class Y, you can add to your existing Marshall Funds account directly or through the Fund’s Systematic Investment Program for as little as $50. For Class I, an institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Funds.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem, to: Marshall Investor Services, P.O. Box 1348, Milwaukee, WI 53201-1348.

In Person. Bring in your written redemption request to: Marshall Investor Services, 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

Marshall Funds Website. Go to www.marshallfunds.com.

Tax Information

The Fund intends to distribute income exempt from federal income tax; however, a portion of the Fund’s distributions may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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